Vanguard® Short-Term Federal Fund
Schedule of Investments (unaudited)
As of October 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (86.5%)
U.S. Government Securities (16.7%)
	United States Treasury Note/Bond	4.875%	11/30/25	59,000	59,332
[1]	United States Treasury Note/Bond	3.750%	4/15/26	41,000	40,731
	United States Treasury Note/Bond	3.625%	5/15/26	35,000	34,688
	United States Treasury Note/Bond	4.125%	6/15/26	100,000	99,859
[2]	United States Treasury Note/Bond	4.375%	7/31/26	215,000	215,638
	United States Treasury Note/Bond	1.625%	11/30/26	75,000	71,238
	United States Treasury Note/Bond	4.000%	1/15/27	68,000	67,788
	United States Treasury Note/Bond	3.875%	11/30/27	43,000	42,678
	United States Treasury Note/Bond	2.875%	5/15/28	38,000	36,403
	United States Treasury Note/Bond	3.250%	6/30/29	45,000	43,249
	United States Treasury Note/Bond	3.875%	9/30/29	27,000	26,646
					738,250
Agency Bonds and Notes (40.4%)
[3]	Fannie Mae Interest Strip	0.000%	11/15/25	8,000	7,651
[3]	Fannie Mae Principal Strip	0.000%	11/15/30	7,000	5,376
	Federal Home Loan Banks	0.830%	2/10/27	136,475	126,238
	Federal Home Loan Banks	0.850%	2/17/27	100,000	92,484
	Federal Home Loan Banks	1.020%	2/24/27	10,570	9,809
	Federal Home Loan Banks	0.900%	2/26/27	105,695	97,789
	Federal Home Loan Banks	0.920%	2/26/27	25,900	23,974
	Federal Home Loan Banks	1.115%	2/26/27	49,145	45,699
	Federal Home Loan Banks	4.800%	3/6/28	100,000	100,038
[3]	Federal Home Loan Mortgage Corp.	4.160%	8/28/25	52,950	52,797
[3]	Federal Home Loan Mortgage Corp.	0.640%	11/24/25	174,650	167,841
[3]	Federal Home Loan Mortgage Corp.	0.700%	12/30/25	194,850	186,787
[3]	Federal National Mortgage Assn.	0.650%	12/17/25	138,500	132,825
[3]	Federal National Mortgage Assn.	0.650%	12/17/25	180,495	173,099
[3]	Freddie Mac Principal Strips	0.000%	3/15/31	19,983	15,050
	Private Export Funding Corp.	4.300%	12/15/28	45,000	44,944
	Private Export Funding Corp.	3.650%	3/15/30	59,100	56,956
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	389,637	309,416
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	171,307	134,398
					1,783,171
Conventional Mortgage-Backed Securities (26.2%)
[3,4]	Freddie Mac Gold Pool	2.000%	3/1/28–6/1/30	36,587	35,326
[3,4]	Freddie Mac Gold Pool	2.500%	11/1/28–7/1/33	30,510	29,298
[4]	Ginnie Mae I Pool	2.500%	1/15/28–7/15/28	9,919	9,677
[4]	Ginnie Mae II Pool	2.500%	5/20/27–1/20/28	18,929	18,468
[3,4]	UMBS Pool	2.000%	11/1/27–4/1/36	498,528	458,322
[3,4]	UMBS Pool	2.500%	1/1/28–4/1/37	209,260	196,659
[3,4]	UMBS Pool	1.500%	11/1/30–10/1/36	350,594	318,871
[3,4]	UMBS Pool	3.000%	1/1/33–4/1/37	48,444	46,015
[3,4]	UMBS Pool	3.500%	1/1/33–9/1/34	37,011	35,475
[3,4,5]	UMBS Pool	4.000%	11/15/39	5,000	4,835
[3,4,5]	UMBS Pool	4.500%	11/15/39	6,500	6,389
					1,159,335
Nonconventional Mortgage-Backed Securities (3.2%)
[3,4]	Fannie Mae REMICS	5.500%	9/25/33	4,992	5,073
[3,4]	Fannie Mae REMICS	3.500%	10/25/34	11,451	11,019
[3,4]	Fannie Mae REMICS	3.000%	6/25/48	22,443	20,409
[3,4]	Fannie Mae REMICS	4.500%	8/25/49	2,359	2,286
[3,4]	Fannie Mae REMICS	2.500%	11/25/49	18,794	17,339
[3,4]	Freddie Mac REMICS	3.000%	9/15/32–11/25/48	66,143	60,451
[3,4]	Freddie Mac REMICS	4.000%	7/15/46	4,733	4,652
[3,4]	Freddie Mac REMICS	2.500%	12/25/48	10,165	8,828
[3,4]	Freddie Mac REMICS	2.250%	8/25/49	15,470	13,340
					143,397
Total U.S. Government and Agency Obligations (Cost $3,937,083)					3,824,153

Vanguard® Short-Term Federal Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Asset-Backed/Commercial Mortgage-Backed Securities (11.4%)
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K056	2.525%	5/25/26	11,100	10,781
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K057	2.570%	7/25/26	67,100	65,121
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K058	2.653%	8/25/26	26,223	25,376
[3,4,6]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K059	3.120%	9/25/26	14,400	14,043
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K060	3.300%	10/25/26	9,800	9,570
[3,4,6]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K061	3.347%	11/25/26	11,656	11,378
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K062	3.413%	12/25/26	13,100	12,801
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K064	3.224%	3/25/27	14,470	14,063
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K065	3.243%	4/25/27	57,338	55,631
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K066	3.117%	6/25/27	69,139	66,833
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K067	3.194%	7/25/27	29,013	28,034
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K068	3.244%	8/25/27	54,600	52,787
[3,4,6]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K069	3.187%	9/25/27	4,974	4,799
[3,4,6]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K070	3.303%	11/25/27	42,021	40,612
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K071	3.286%	11/25/27	18,400	17,762
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K072	3.444%	12/25/27	11,900	11,530
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K076	3.900%	4/25/28	24,000	23,515
[3,4,6]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K077	3.850%	5/25/28	1,800	1,760
[3,4,6]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K086	3.859%	11/25/28	4,400	4,290
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K088	3.690%	1/25/29	3,900	3,776
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K736	2.282%	7/25/26	5,247	5,072
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K738	1.545%	1/25/27	11,000	10,350
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K739	1.336%	9/25/27	4,500	4,149
[3,4]	Freddie Mac Multifamily Structured Pass Through Certificates Class A2 Series K741	1.603%	12/25/27	8,400	7,699
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $500,425)					501,732
				Shares
Temporary Cash Investments (1.6%)
Money Market Fund (1.6%)
[7]	Vanguard Market Liquidity Fund (Cost $72,650)	4.834%		726,593	72,652
Total Investments (99.5%) (Cost $4,510,158)					4,398,537
			Maturity Date	Face Amount ($000)
Conventional Mortgage-Backed Securities—Liability for Sale Commitments (-3.9%)
[3,4]	UMBS Pool	5.000%	11/14/54–12/12/54	(92,706)	(89,817)
[3,4]	UMBS Pool	5.500%	11/15/54–12/15/54	(84,250)	(83,277)
Total Conventional Mortgage-Backed Securities—Liability for Sale Commitments (Proceeds $177,745)					(173,094)
Other Assets and Liabilities—Net (4.4%)					194,270
Net Assets (100%)					4,419,713
Cost is in $000.
1	Securities with a value of $5,288,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $1,877,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
5	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2024.
6	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
7	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Vanguard® Short-Term Federal Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
		Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2024	1,560	321,275	(2,855)
Long U.S. Treasury Bond	December 2024	62	7,314	(30)
				(2,885)

Short Futures Contracts
5-Year U.S. Treasury Note	December 2024	(772)	(82,785)	912
10-Year U.S. Treasury Note	December 2024	(1,669)	(184,372)	5,033
Ultra 10-Year U.S. Treasury Note	December 2024	(225)	(25,594)	1,058
				7,003
				4,118

Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
7/5/29	N/A	9,770	2.530[1]	(0.000)[2]	45	45
7/5/29	N/A	9,010	2.525[1]	(0.000)[2]	39	39
7/5/29	N/A	9,010	2.523[1]	(0.000)[2]	39	39
7/10/29	N/A	11,485	2.491[1]	(0.000)[2]	30	30
7/10/29	N/A	10,010	2.484[1]	(0.000)[2]	23	23
7/15/29	N/A	10,005	2.420[1]	(0.000)[2]	(9)	(9)
7/18/29	N/A	10,005	2.449[1]	(0.000)[2]	4	4
7/19/29	N/A	10,005	2.437[1]	(0.000)[2]	(2)	(2)
8/1/29	N/A	10,000	2.394[1]	(0.000)[2]	(27)	(27)
8/5/29	N/A	10,004	2.363[1]	(0.000)[2]	(43)	(43)
7/5/54	N/A	2,150	0.000[2]	(2.522)[1]	(36)	(36)
7/5/54	N/A	1,990	0.000[2]	(2.519)[1]	(32)	(32)
7/5/54	N/A	1,980	0.000[2]	(2.524)[1]	(34)	(34)
7/10/54	N/A	2,470	0.000[2]	(2.510)[1]	(35)	(35)
7/10/54	N/A	2,150	0.000[2]	(2.499)[1]	(25)	(25)
7/15/54	N/A	2,150	0.000[2]	(2.469)[1]	(11)	(11)
7/18/54	N/A	2,155	0.000[2]	(2.501)[1]	(26)	(26)
7/19/54	N/A	2,150	0.000[2]	(2.482)[1]	(17)	(17)
8/1/54	N/A	2,150	0.000[2]	(2.454)[1]	(4)	(4)
8/5/54	N/A	2,155	0.000[2]	(2.411)[1]	16	16
					(105)	(105)
1	Interest payment received/paid at maturity.
2	Zero-coupon. Based on the return of US Consumer Price Index for All Urban Consumers (USCPIU). Interest payment received/paid at maturity.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B.	To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to

Vanguard® Short-Term Federal Fund
the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash, short-term investments, or Treasuries in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At October 31, 2024, counterparties had deposited in segregated accounts securities with a value of $3,316,000 and cash of $259,000 in connection with TBA transactions.
C.	Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase substantially similar securities in the future at a predetermined price on a predetermined date. The fund forgoes principal and interest paid on the securities sold. In exchange for the forgone principal and interest paid, the fund is compensated by investing the proceeds of the sale, typically in high-quality short-term fixed income securities, and earning interest on such investments. Further the fund receives a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell substantially similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D.	Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E.	Swap Contracts: The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into inflation swap transactions to transfer inflation risk from one party to another through an exchange of cash flows.  Under the terms of the swap, one party pays a fixed rate applied to a notional amount.  In return, the other party pays a floating rate linked to an inflation index.
The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.

Vanguard® Short-Term Federal Fund
F.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	3,824,153	—	3,824,153
Asset-Backed/Commercial Mortgage-Backed Securities	—	501,732	—	501,732
Temporary Cash Investments	72,652	—	—	72,652
Total	72,652	4,325,885	—	4,398,537
Liabilities
Conventional Mortgage-Backed Securities—Liability for Sale Commitments	—	(173,094)	—	(173,094)
Derivative Financial Instruments
Assets
Futures Contracts[1]	7,003	—	—	7,003
Swap Contracts	196[1]	—	—	196
Total	7,199	—	—	7,199
Liabilities
Futures Contracts[1]	(2,885)	—	—	(2,885)
Swap Contracts	(301)[1]	—	—	(301)
Total	(3,186)	—	—	(3,186)
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.